Offerings - Offering: 1	Nov. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 589,834,685
Fee Rate	0.0087%
Amount of Registration Fee	$ 51,315.62
Offering Note

(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per Share as of September 30, 2026, of $24.45. This amount is based upon the offer to purchase up to 24,124,118 common shares of beneficial interest, par value $0.01 per share, of HPS Corporate Lending Fund.